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                                                                     Exhibit 1.1


                                360NETWORKS INC.

                            SUBORDINATE VOTING SHARES

                                  ------------

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                  April __, 2000


Goldman, Sachs & Co.,
Donaldson, Lufkin & Jenrette Securities Corporation,
Credit Suisse First Boston Corporation,
TD Securities Inc.,
Bear, Stearns & Co. Inc.,
BMO Nesbitt Burns Inc.,
Morgan Stanley & Co. Incorporated,
Chase Securities Inc.,
RBC Dominion Securities Inc.
Warburg Dillon Read LLC
     As Representatives of the several Underwriters and Sub-Underwriters named in Schedule A hereto,
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

         360NETWORKS INC., a company continued under the laws of Nova Scotia, Canada (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule A hereto (the "UNDERWRITERS") an aggregate of 44,625,000 Subordinate Voting Shares and, at the election of the Underwriters, up to 6,941,250 additional Subordinate Voting Shares of the Company and Ledcor Limited Partnership (the "SELLING SHAREHOLDER") proposes, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 1,650,000 Subordinate Voting Shares. The aggregate of 46,275,000 shares to be sold by the Company and the Selling Shareholder is herein called the "FIRM SHARES" and the aggregate of 6,941,250 additional shares to be sold by the Company is herein called the "OPTIONAL SHARES". The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "SHARES".

         1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters and Sub-Underwriters (as defined in Section 2(b)) and the Selling Shareholder that:

                  (i) A registration statement on Form F-1 (File No. 33-95621) (the "INITIAL REGISTRATION STATEMENT") in respect of the Shares has been filed with the Securities and Exchange Commission (the "COMMISSION"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "RULE 462(B) REGISTRATION STATEMENT"),


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         filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "ACT"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "PRELIMINARY PROSPECTUS"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 4(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "REGISTRATION STATEMENT"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "PROSPECTUS";

                  (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") expressly for use therein or by the Selling Shareholder expressly for use in the preparation of the answers therein to Items 7 and 11(item 11 of form 20F) of Form F-1;

                  (iii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or DLJ expressly for use therein or by the Selling Shareholder expressly for use in the preparation of the answers therein to Items 7 and 11(item 11 of form 20F) of Form F-1;

                  (iv) The preliminary prospectus dated January 28, 2000 (the "CANADIAN PRELIMINARY PROSPECTUS") and the amended preliminary prospectus dated March 22, 2000 (the "AMENDED CANADIAN PRELIMINARY PROSPECTUS"), together with the other



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         required documentation supplemental thereto, have been filed in the
         English language and, where applicable, the French language with the applicable securities regulatory authority (each, a "CANADIAN COMMISSION") in each of the provinces of Canada (collectively, the "CANADIAN JURISDICTIONS") in conformity with applicable Canadian Securities Laws (as defined below) and receipts for each of the Canadian Preliminary Prospectus and the Amended Canadian Preliminary Prospectus have been obtained from or on behalf of each of the Canadian Commissions. "CANADIAN SECURITIES LAWS" means the applicable securities laws of each of the Canadian Jurisdictions and the respective rules, regulations and published policies thereunder;

                  (v) The Canadian Preliminary Prospectus and the Amended Canadian Preliminary Prospectus, as of the respective times of filing thereof, (i) did not include a misrepresentation, (ii) constituted full, true and plain disclosure of all material facts relating to the Shares, and to the Company and its subsidiaries taken as a whole, (iii) did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. and DLJ expressly for use therein; and (iv) conformed in all material respects to the requirements of the Canadian Securities Laws in each of the Canadian Jurisdictions;

                  (vi) If the Company has elected to use the rules and procedures of Canadian Securities Laws for the pricing of securities after the final receipt for a prospectus has been obtained (the "PREP PROCEDURES") in connection with the distribution of the Shares in Canada, the Company (A) has obtained the exemption orders or rulings issued by the Canadian Commissions permitting the Company to use the PREP Procedures in connection with the distribution of the Shares in Canada (the "PREP EXEMPTION ORDERS"); (B) has prepared and filed in the English language and, where applicable, the French language with each of the Canadian Commissions the final prospectus dated April __, 2000 (the "CANADIAN FINAL PROSPECTUS") omitting the information, if any, that is omitted from the Canadian Prospectus (as defined) in accordance with the PREP Procedures and the PREP Exemption Orders but that is deemed under the PREP Procedures and the PREP Exemption Orders to be incorporated by reference into the Canadian Prospectus as of the date of the Canadian Prospectus (the "PREP INFORMATION"); (C) will prepare and file in the English language and, where applicable, the French language, promptly after pricing of the Firm Shares with each of the Canadian Commissions a supplemented Canadian Final Prospectus setting forth the PREP Information; and (D) the Company shall fulfill and comply with all Canadian Securities Laws to enable the Shares to be lawfully distributed to the public in each of the Canadian Jurisdictions;

                  (vii) No order preventing or suspending the use of the Canadian Preliminary Prospectus or the Amended Canadian Preliminary Prospectus has been issued by any of the Canadian Commissions;

                  (viii) The Canadian Prospectus (as defined below) (and any amendments or supplements thereto), as of the time of filing thereof, the Time of Delivery (as defined in Section 3(a)) and any settlement date (i) will conform in all material respects to the



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         requirements of the applicable Canadian Securities Laws in each of the
         Canadian Jurisdictions, (ii) will not include a misrepresentation,
         (iii) will constitute full, true and plain disclosure of all material facts relating to the Shares, and to the Company and its subsidiaries taken as a whole and (iv) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. and DLJ expressly for use therein. "CANADIAN PROSPECTUS" means the supplemented Canadian Final Prospectus, incorporating the PREP Information, to be dated April __, 2000 (in both the English and French languages unless the context indicates otherwise) used in Canada relating to the Shares or, if the Company does not elect to use the PREP Procedures in connection with the distribution of the Shares in Canada, means the Canadian Final Prospectus;

                  (ix) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus and the Canadian Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and the Canadian Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Prospectus and the Canadian Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus and the Canadian Prospectus;

                  (x) The entities listed on Schedule B hereto are the only subsidiaries, direct or indirect, of the Company (collectively, the "SUBSIDIARIES"). The only Subsidiaries that are material for purposes for this Agreement (the "MATERIAL SUBSIDIARIES") are listed on Schedule C attached hereto. Each of the Subsidiaries which is not a Material Subsidiary carries on no active business. All of the outstanding shares of capital stock of each of the Company's Material Subsidiaries and WFI Urbanlink Ltd. ("Urbanlink"), 360 Urbanlink, Urbanlink Holdings Ltd. ("CARRIER HOLDCO") and Urbanlink Equipment Ltd. (collectively, the "URBANLINK COMPANIES") have been duly authorized and validly issued and are fully paid and non-assessable, and, except for Ledcom Holdings Ltd., Carrier Holdco, Urbanlink and Urbanlink Equipment Ltd. are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien encumbrance, or adverse interest of any nature (each, a "LIEN"). Ledcom Holdings Ltd. is owned 50% by the Company and 50% by Ledcor Inc., in the case of the Company, directly or indirectly, through one or more subsidiaries, free and clear of any Lien except for the security interest granted to Ledcor Inc. pursuant to the Unanimous Shareholders Agreement, dated as of December 1, 1998, by and among Worldwide Fiber Communications Ltd., Ledcor Inc., Ledcor Industries Limited and Ledcor Holdings Ltd. Each of Urbanlink and Urbanlink Equipment Ltd. is owned 100% by Carrier Holdco, free and clear of any Lien, the voting securities of Carrier Holdco are owned 33 1/3% by the Company and 66 2/3% by Worldwide Fiber Holdings Ltd. ("WFH"), and the



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         remaining equity securities of Carrier Holdco are owned 51% by the
         Company and 49% by WFH, in each case free and clear of any Lien;

                  (xi) The Company, its Material Subsidiaries and each of the Urbanlink Companies have good and marketable title to all real property and good title to all personal property owned by them which is material to the business of the Company, its Material Subsidiaries and Urbanlink, in each case free and clear of all Liens and defects, except such as are described in the Prospectus and the Canadian Prospectus or such as do not materially affect the value of such property taken as a whole and do not materially interfere with the use made and proposed to be made of such property by the Company, its Material Subsidiaries taken as a whole and Urbanlink and any real property and buildings held under lease by the Company, its Material Subsidiaries and Urbanlink are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, its subsidiaries and Urbanlink, in each case except as described in the Prospectus and the Canadian Prospectus;

                  (xii) Each of the Company, its subsidiaries and each of the Urbanlink Companies has been duly organized, is validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of its jurisdiction of incorporation, organization, amalgamation or continuance and has the requisite, corporate or other, power and authority to carry on its business as described in the Prospectus and the Canadian Prospectus, and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation, partnership or limited liability company, as applicable, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company, its subsidiaries and Urbanlink, taken as a whole (a "MATERIAL ADVERSE EFFECT");

                  (xiii) On completion of the offering, the Company will have authorized capital as set forth in the Prospectus and the Canadian Prospectus, and all of the issued shares in the capital of the Company ("STOCK") will be duly and validly authorized and issued as fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus and the Canadian Prospectus;

                  (xiv) The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly allotted and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and, at the Time of Delivery (as defined in Section 3(a)), will conform to the description of the Shares contained in the Prospectus and the Canadian Prospectus;

                  (xv) The execution and delivery of this Agreement and the transfer restriction agreement to be entered into on or before the First Time of Delivery among the Company, WFH and Gregory B. Maffei and Montreal Trust Company of Canada (the "TRANSFER RESTRICTION AGREEMENT"), the establishment and implementation of the Canadian Telecommunications Arrangement (as described in the Canadian Prospectus), the issue and sale of the Shares to be sold by the Company and the compliance by the Company and, if applicable, Gregory B. Maffei and WFH with all of



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         the provisions of this Agreement and the Transfer Restriction Agreement and the consummation of the transactions herein and therein contemplated will not (a) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except the registration under the Act of the Shares and such as may be required or previously obtained under the securities or Blue Sky laws of the various states or the Canadian Securities Laws) other than consents, approvals, authorizations or other orders of, or qualifications with, any court or governmental body or agency the failure of which to be obtained would not, in the aggregate, have a Material Adverse Effect, (b) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the Memorandum of Association or Articles of Association of the Company, WFH or any of the Material Subsidiaries or any of the Urbanlink Companies or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, and its subsidiaries, taken as a whole, to which the Company, or WFH or any of its subsidiaries or the Urbanlink Companies is a party or by which the Company or WFH or any of its subsidiaries or the Urbanlink Companies or their respective property is bound, except those violations or conflicts which would not, in the aggregate, have a Material Adverse Effect, (c) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, WFH, any of the Material Subsidiaries or the Urbanlink Companies or their respective property, (d) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company, WFH, any of the Material Subsidiaries or the Urbanlink Companies is a party or by which the Company, WFH, any of their subsidiaries or the Urbanlink Companies or their respective property is bound except as would not have a Material Adverse Effect, or (e) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company, WFH or any of the Material Subsidiaries or the Urbanlink Companies or result in any other impairment of the rights of the holder of any such Authorization except such terminations, suspensions, revocations or impairments as would not have a Material Adverse Effect;

                  (xvi) None of the Company, or any of the Company's Material Subsidiaries or the Urbanlink Companies is in violation of its respective (a) articles or by-laws or (b) Memorandum of Association or Articles of Association or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company, Urbanlink or any of the Company's subsidiaries is a party or by which the Company, Urbanlink or any of the Company's subsidiaries or their respective property is bound, except violations or defaults which would not, in the aggregate, have a Material Adverse Effect;

                  (xvii) The statements set forth in the Prospectus and the Canadian Prospectus under the captions "Description of our Capital Stock" and "Description of Capital Stock and Share Capital Reorganization", insofar as they purport to constitute a summary of the terms of the Stock, under the caption "Material United States and Canadian Income Tax Considerations", "Relationships and Related Party Transactions", "Description of Indebtedness" and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;



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                  (xviii) Other than as set forth in the Prospectus or the
         Canadian Prospectus, there are no legal or governmental proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its Material Subsidiaries or the Urbanlink Companies is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect or materially and adversely affect the ability of the Company or any of its subsidiaries to perform its obligations under this Agreement, to consummate the transactions contemplated hereby or to establish and implement the Canadian Telecommunications Arrangement;

                  (xix) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT");

                  (xx) The accountants, PricewaterhouseCoopers LLP and Deloitte & Touche LLP, that have certified the financial statements and supporting schedules included in the Prospectus and the Canadian Prospectus are independent public accountants with respect to the Company and its predecessor, as required by the Act and the Exchange Act and the rules and regulations thereunder and are independent with respect to the Company within the meaning of the Companies Act (Nova Scotia). To the best knowledge of the Company, the historical financial statements and PRO FORMA financial information, together with related schedules and notes, set forth in the Prospectus and the Canadian Prospectus comply as to form in all material respects with the requirements applicable to registration statements on Form F-1 under the Act and the Canadian Securities Laws, respectively;

                  (xxi) (i) There are no restrictions on the corporate power and capacity of the Company and, to the knowledge of the Company, of WFH, to enter into this Agreement and the Transfer Restriction Agreement, to issue and sell the Shares, or to carry out its obligations hereunder and thereunder; (ii) the execution and delivery of this Agreement and the Transfer Restriction Agreement and the consummation at the Time of Delivery (as defined in Section 3(a)) of the transactions contemplated herein and therein and the establishment and implementation of the Canadian Telecommunications Arrangement have been duly authorized by all necessary corporate action on the part of the Company and, to knowledge of the Company, of WFH; and (iii) when duly executed and delivered by each of the Company, Gregory B. Maffei and WFH, the Transfer Restriction Agreement will constitute a valid and binding obligation of the Company, and to the knowledge of the Company, of each of WFH and Gregory B. Maffei and will be enforceable against the Company, and to the knowledge of the Company, of each of WFH and Gregory B. Maffei in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, transfer and other laws relating to or affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity);

                  (xxii) This Agreement has been duly authorized, executed and delivered by the Company;

                  (xxiii) The listing of the Shares on The Toronto Stock Exchange has been approved by such exchange subject only to filing of documents and evidence of



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         satisfactory distribution in accordance with the requirements of such exchange on or before July 11, 2000. The Nasdaq Stock Market, Inc. has conditionally approved the Shares for listing on the Nasdaq National Market, subject to compliance with only customary listing conditions. The definitive form of certificate for the Shares has been duly approved and adopted by the Company and complies with the provisions of the Companies Act (Nova Scotia) and the requirements of The Toronto Stock Exchange;

                  (xxiv) Montreal Trust Company of Canada at its principal offices in Toronto, and Vancouver and HSBC Bank USA at its principal offices in New York have been duly appointed as the transfer agent and registrar for the Company's Subordinate Voting Shares in Canada and the United States, respectively;

                  (xxv) Except for withholding tax eligible on any amount paid or credited, or deemed to be paid or credited, to a non-resident person as, on account for, or in lieu of payment of, or in satisfaction of a dividend, no stamp duty, registration or documentary taxes, duties or similar charges are payable to the Canadian government or to any political subdivision or taxing authority thereof or therein in connection with (A) the issuance, sale and delivery by the Company and the Selling Shareholder to or for the respective accounts of the Underwriters of the Shares, (B) the sale and delivery outside Canada by the Underwriters of the Shares to the initial purchasers thereof in the manner contemplated in this Agreement, or (C) the payment or crediting by the Company or the Selling Shareholder of any commission or fee to or for the respective account of any Underwriter who is not resident in Canada, provided that a commission or fee is payable in respect of services rendered by such Underwriter outside of Canada;

                  (xxvi) No goods and services tax imposed under the federal laws of Canada will be collectible by an Underwriter in respect of the payment or crediting of any discount, commission or fee as contemplated by this Agreement to any Underwriter, provided that any such discount, commission or fee is payable in respect of services performed by such Underwriter wholly outside of Canada;

                  (xxvii) Except as disclosed in the Prospectus and the Canadian Prospectus, none of the Company, any of the Company's Material Subsidiaries or the Urbanlink Companies is a party or subject to the provision of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body except as would not have a Material Adverse Effect;

                  (xxviii) The Company, Urbanlink and each of the Company's Material Subsidiaries is in compliance with all applicable statutes, laws, ordinances, administrative or governmental rules and regulations of the jurisdictions in which it is conducting its business except where a failure to be in such compliance would not have a Material Adverse Effect;

                  (xxix) Except as discussed in the Prospectus or the Canadian Prospectus, neither the Company nor any of its Material Subsidiaries has violated any foreign, federal, state, provincial or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and provisions of any federal or provincial pension standards legislation (or rules, regulations and

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         administration policies thereunder) in Canada, or any provisions of the
         Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect;

                  (xxx) Except as described in the Prospectus or the Canadian Prospectus, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up (including, without limitation, to remediate any substance which exceeds decommissioning, remediation or similar guidelines, standards or criteria under Environmental Laws or applied by governmental authorities acting under Environmental Laws), closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties or as a result of government action) which would, singly or in the aggregate, have a Material Adverse Effect;

                  (xxxi) Except as disclosed in the Prospectus and the Canadian Prospectus, each of the Company, its Material Subsidiaries and the Urbanlink Companies has all permits, licenses, certificates, consents, exemptions, waivers, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Prospectus and the Canadian Prospectus, each such Authorization is valid and in full force and effect and each of the Company and its Material Subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto except where failure to comply would not have a Material Adverse Effect; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization except where such event would not have a Material Adverse Affect; and such Authorizations contain no restrictions that are burdensome to the Company or any of its Material Subsidiaries except as would not, singly or in the aggregate, have a Material Adverse Effect;

                  (xxxii) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company's retaining any rating assigned to the Company, any securities of the Company or (ii) has indicated to the Company that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, or any securities of the Company;

                  (xxxiii) Since the respective dates as of which information is given in the Prospectus and the Canadian Prospectus other than as set forth in the Prospectus and the Canadian Prospectus, respectively, (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and
         (iii) none of the Company, Urbanlink or any of the Company's subsidiaries has incurred any material liability or obligation, direct or contingent;

                  (xxxiv) The Company is a "foreign issuer" as defined in Rule 902 under the Act;

                  (xxxv) The Company and each of its Canadian subsidiaries as set forth in Schedule D, Urbanlink and Carrier Holdco (collectively, the "CANADIAN COMPANIES") hold all Canadian Radio-television and Telecommunications Commission ("CRTC") and Industry Canada licenses or authorizations and possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, other than those the absence of which could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely, could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect;

                  (xxxvi) The Canadian Telecommunications Arrangement (as described in the Prospectus and the Canadian Prospectus) including the execution, delivery and performance by the parties thereto of (i) the Reseller Agreement dated - , 2000 between Urbanlink, the Company and Worldwide Fiber Network Services Ltd. ("WF Services"), (ii) the Co-Development Agreement dated - , 2000 between the Company and Urbanlink, (iii) the Definitive Agreement dated - , 2000 between Urbanlink and the Company, (iv) the Shareholders Agreement dated - , 2000 between Carrier Holdco, Urbanlink, the Company, 360 Urbanlink Ltd. and WFH, (v) the Capacity Purchase Agreement dated - , 2000 between Urbanlink and WF Services, (vi) the Fibre Optic Maintenance Agreement dated - , 2000 between Urbanlink and WF Services, (vii) the Roll-Over Agreement dated - , 2000 between 360 Urbanlink Ltd. and Ledcor Communications Ltd., (viii) the Roll-Over Agreement dated - , 2000 between 360 Urbanlink Ltd. and WFI-CN Fibre Inc., (ix) the Roll-Over Agreement dated - , 2000 between 360 Urbanlink Ltd. and Worldwide Fiber (F.O.T.S.) No. 3, Ltd., (x) the Roll-Over Agreement dated - , 2000 between 360 Urbanlink Ltd. and WF Services, (xi) the Roll-Over Agreement dated - , 2000 between 360 Urbanlink Ltd. and Worldwide Fiber Networks Ltd., (xii) the Roll-Over Agreement dated - , 2000 between Carrier Holdco and 360 Urbanlink Ltd., (xiii) the Roll-Over Agreement dated - , 2000 between Carrier Holdco and WFH, (xiv) the Asset Purchase Agreement dated - , 2000 between Urbanlink and Ledcor Communications Ltd., (xv) the Asset Purchase Agreement dated - , 2000 between WFI-CN Fibre Inc. and Ledcor Cayer Inc., (xvi) the Asset Purchase Agreement dated - , 2000 between Urbanlink and WF Services, (xvii) the Asset Purchase Agreement dated - , 2000 between Urbanlink Equipment Ltd. and WF Services, (xviii) the Asset Purchase Agreement dated - , 2000 between Urbanlink and WFI-CN Fibre Inc., (xvix) the Asset Purchase Agreement dated - , 2000 between Urbanlink and Ledcor Communications Ltd., (xx) the Asset Purchase Agreement dated

         - , 2000 between Urbanlink and Worldwide Fiber (F.O.T.S.) No. 3, Ltd.,
         (xxi) the Asset Purchase Agreement dated - , 2000 between Urbanlink and WFI-CN Fibre Inc., (xxii) the Asset Purchase Agreement dated - , 2000 between WFI-CN Fibre Inc. and Ledcor Communications Ltd., (xxiii) the Asset Purchase Agreement dated - , 2000 between WFI-CN Fibre Inc. and Ledcor Cayer Inc. and (xxiv) the Asset Purchase Agreement dated - , 2000 between WFI-CN Fibre Inc. and Ledcor Communications Ltd. will not violate or conflict with any provisions of the Telecommunications Act or the Ownership Regulations (as defined below) or any applicable law, rule, regulation, judgment, decision, order or decree of any court or any governmental body or agency having jurisdiction over any of the Canadian Companies and will not result in any tax or other consequence to the Company, actual or contingent, which will have a Material Adverse Effect;

                  (xxxvii) (i) Urbanlink is eligible to operate as a telecommunications common carrier in Canada, as defined under and in accordance with the Telecommunications Act (Canada) (the "TELECOMMUNICATIONS ACT") and the Canadian Telecommunications Common Carrier Ownership and Control Regulations (the "OWNERSHIP Regulations"); (ii) none of the Canadian Companies violates the prohibition contained in subsection 16(4) of the Telecommunications Act against operating in Canada as a telecommunications common carrier when ineligible to do so; (iii) control of Urbanlink is not exercised by any person(s) that is (are) not Canadian, in accordance with the meanings ascribed to the term "control" under the Telecommunications Act and the term "Canadian" under the Ownership Regulations; and (iv) the Canadian Companies are not in violation of any judgment, decree, order, writ, law, statute, rule or regulation rendered or enacted in Canada respecting telecommunications and the regulation within Canada of telecommunications common carriers, as defined in the Telecommunications Act, applicable to the Canadian Companies, or any interpretation or policy relating thereto known to be applicable by and to them;

                  (xxxviii)(i) Not less than eighty percent of the members of the board of directors of Urbanlink are individual Canadians, as defined under the Ownership Regulations; (ii) Canadians, as defined under the Ownership Regulations, beneficially own, directly or indirectly, in the aggregate and otherwise than by way of security only, not less than eighty percent of the issued and outstanding voting shares, as defined under the Ownership Regulations, of Urbanlink; (iii) Carrier Holdco, in respect of its ownership of and control over Urbanlink is a carrier holding corporation, as defined under the Ownership Regulations; and (iv) Carrier Holdco is a carrier holding corporation that is a qualified corporation, as defined under the Ownership Regulations;

                  (xxxix) With the exception of Urbanlink, no other Canadian Company operates in Canada as a telecommunications common carrier as that term is defined in the Telecommunications Act;

                  (xl) Except as disclosed in the Prospectus, neither the Company nor its subsidiaries is currently, nor will the conduct of its business as described in the Prospectus cause it to be subject to the provisions of the Communications Act of 1934, as amended by the Telecommunications Act of 1996 (the "COMMUNICATIONS Act") or to any rules, regulations and policies of the Federal Communications Commission (the "FCC") related hereto;

                  (xli) The Company and its Material Subsidiaries are in compliance with all federal, state and local telecommunications laws, rules, regulations and policies (i) in the United States to which they are subject, including the Communications Act and the related rules, regulations and policies of the FCC except as would not have a Material Adverse Effect and (ii) in Europe to which they are subject, including the Full Competition Directive, the Licensing Directive, and the Interconnection Directive and the related rules, regulations and policies of each of the member states of the European Union except as would not have a Material Adverse Effect;

                  (xlii) The Company and its subsidiaries, and as of the First Time of Delivery (as defined in Section 3(a)) Urbanlink will, own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("INTELLECTUAL PROPERTY") currently employed by them in connection with the business now operated by them except where the failure to own or possess or otherwise be able to acquire such intellectual property would not, singly or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of such intellectual property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect;

                  (xliii) Except as disclosed in the Prospectus and the Canadian Prospectus, no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries or affiliates on the one hand, and the directors, officers, Shareholders, customers or suppliers of the Company or any of its subsidiaries or affiliates on the other hand, which is required by the Act or Canadian Securities Laws to be described in the Prospectus or the Canadian Prospectus;

                  (xliv) There is no (i) significant unfair labor practice complaint, grievance or arbitration proceeding pending or threatened against the Company or any of its subsidiaries before the National Labor Relations Board, Canada Labor Relations Board or any state, provincial, or local labor relations board, (ii) strike, labor dispute, slowdown or stoppage pending or threatened against the Company or any of its subsidiaries or (iii) union representation question existing with respect to the employees of the Company or any of its subsidiaries, except in the case of clauses (i), (ii) and (iii) for such actions which, singly or in the aggregate, would not have a Material Adverse Effect. To the best knowledge of the Company, no collective bargaining organizing activities are taking place with respect to the Company or any of its subsidiaries;

                  (xlv) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with the United States generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                  (xlvi) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or otherwise or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided except where failure to file would not have a Material Adverse Effect;

                  (xlvii) The Company has made available to the Underwriters true and complete copies of all agreements between the Company or any of its directors, officers or employees on one hand and Ledcor and Urbanlink, or any of their respective directors, officers or employees on the other hand;

                  (xlviii) the Shares are not subject to any registration rights or preemptive rights pursuant to any shareholder agreement or any other agreement, other than rights that have been expressly waived by the parties to any such agreements; and

                  (xlix) Neither the Company nor any of its Restricted Subsidiaries, as defined in the indenture governing the Company's 12% Senior Notes due 2009, nor is any of its or their respective property or assets subject to, any obligation (including, without limitation, any mortgage, assignment, pledge, charge or other security interest) under the Hibernia Facility (as defined).

                  (b) The Selling Shareholder represents and warrants to, and agrees with, each of the Underwriters, Sub-Underwriters and the Company that:

                  (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Shareholder of this Agreement, and for the sale and delivery of the Shares to be sold by the Selling Shareholder hereunder, have been obtained; and the Selling Shareholder has full right, power and authority to enter into this Agreement, and to sell, assign, transfer and deliver the Shares to be sold by the Selling Shareholder hereunder;

                  (ii) The sale of the Shares to be sold by the Selling Shareholder hereunder and the compliance by the Selling Shareholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Selling Shareholder if the Selling Shareholder is a corporation or the Partnership Agreement of the Selling Shareholder if the Selling Shareholder is a partnership or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property of the Selling Shareholder;

                  (iii) This Agreement has been duly and validly executed and delivered on behalf of the Selling Shareholder;

                  (iv) The Selling Shareholder has, and immediately prior to the each Time of Delivery (as defined in Section 3(a)) the Selling Shareholder will have, good and valid title to the Shares to be sold by the Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

                  (v) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Subordinate Voting Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Subordinate Voting Shares or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent; except for those securities the sale of which by the Selling Shareholder is contemplated by the Prospectus and the Canadian Final Prospectus;

                  (vi) The Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                  (vii) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus, the Canadian Preliminary Prospectus, the Amended Canadian Preliminary Prospectus, the Canadian Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by the Selling Shareholder expressly for use therein, such Preliminary Prospectus, the Registration Statement, the Canadian Preliminary Prospectus and the Amended Canadian Preliminary Prospectus did, and the Prospectus and the Canadian Prospectus and any further amendments or supplements to the Registration Statement, the Prospectus and the Canadian Prospectus, when they become effective or are filed with the Commission or the Canadian Commissions, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and the Canadian Securities Laws and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (viii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Shareholder will deliver to you prior to or at the First Time of Delivery (as defined in Section 3(a)) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof); and

                  (ix) The obligations of the Selling Shareholder hereunder shall not be terminated by operation of law whether, in the case of a partnership, by the dissolution of such partnership, or by the occurrence of any other event; if any such partnership should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Shareholder in accordance with the terms and conditions of this Agreement;

         2. Subject to the terms and conditions herein set forth, (a) the Company and the Selling Shareholder agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Shareholder, at a purchase price per share of $.............., the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Shares to be sold by the Company and the Selling Shareholder as set forth opposite its name in Schedule E hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule A hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company and the Selling Shareholder hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule A hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

         The Company, as and to the extent indicated in Schedule E hereto, hereby grants, to the Underwriters the right to purchase at their election up to 6,941,250 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares shall be made in proportion to the maximum number of Optional Shares to be sold by the Company as set forth in Schedule E hereto initially with respect to the Optional Shares to be sold by the Company. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 3(a)) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

                  (a) Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

                  (b) The Company understands that a portion of the Shares may be offered and sold in the Canadian Jurisdictions by Goldman Sachs Canada Inc., Credit Suisse First Boston Securities Canada Inc., Morgan Stanley Canada Limited, and Bunting Warburg Dillon Read Inc. (collectively, the "SUB-UNDERWRITERS") and TD Securities Inc., BMO Nesbitt Burns Inc. and RBC Dominion Securities Inc. pursuant to the Canadian Prospectus. Any Shares so sold by the Sub-Underwriters will be purchased by the Sub-Underwriters from their respective Underwriter affiliates at the Time of Delivery (as defined in Section 3(a)) at a price equal to the purchase price set forth in Section 2 above or such purchase price less an amount to be mutually agreed upon by the Sub-Underwriter and its Underwriter affiliate, which amount shall not be greater than the underwriting commission set forth on the cover page of the Prospectus and the Canadian Prospectus.

                  (c) The Underwriters shall give prompt written notice to the Company and the Selling Shareholder when, in the opinion of the Underwriters, they have ceased distribution to the public of the Firm Shares or the Optional Shares, as the case may be, and after the First Time of Delivery or the Second Time of Delivery, as the case may be, of the total proceeds realized in each of the provinces from such distribution.

         3. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. and DLJ may request upon at least forty-eight hours' prior notice to the Company and the Selling Shareholder shall be delivered by or on behalf of the Company and the Selling Shareholder to Goldman, Sachs & Co. and DLJ, through the facilities of the Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company and the Selling Shareholder, as their interests may appear, to Goldman, Sachs & Co. and DLJ at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "DESIGNATED OFFICE"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:00 a.m., New York time, on April __, 2000 or such other time and date as Goldman, Sachs & Co. and DLJ, the Company and the Selling Shareholder may agree upon in writing, and, with respect to the Optional Shares, 9:00 a.m., New York time, on the date specified by Goldman, Sachs & Co. and DLJ in the written notice given by Goldman, Sachs & Co. and DLJ of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co., DLJ and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "FIRST TIME OF DELIVERY", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "SECOND TIME OF DELIVERY", and each such time and date for delivery is herein called a "TIME OF DELIVERY".

                  (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 6 hereof, including the cross receipt for the Shares, will be delivered at the offices of Latham & Watkins, 885 Third Avenue, New York, New York

10022 (the "CLOSING LOCATION"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 3, "NEW YORK BUSINESS DAY" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         4. The Company agrees with each of the Underwriters and Sub-Underwriters:

                  (a) To (i) prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; (ii) obtain a Mutual Reliance Review Decision document for the Canadian Final Prospectus from the Principal Regulator of the Canadian Commissions not later than 5:00 p.m. (Vancouver time) on the business day next following the date of this Agreement and, if the Company has elected to use the PREP Procedures in connection with the distribution of the Shares in Canada, to file the Canadian Prospectus, in a form approved by you, with each of the Canadian Commissions not later than the time of filing of the Prospectus with the Commission, and in any event, in accordance with the PREP Procedures and the PREP Exemption Orders; (iii) advise you, promptly, when the Canadian Prospectus shall have been filed with the Canadian Commissions; (iv) advise you, promptly, after it receives any communication from any Canadian Commission or any other regulatory authority in Canada relating to the Canadian Prospectus, the offering of the Shares or the listing of the Shares on The Toronto Stock Exchange; and (v) make no further amendment or any supplement to the Registration Statement, Prospectus or Canadian Prospectus which shall be disapproved by you promptly after reasonable notice thereof; (vi) advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; (vii) advise you, promptly after it receives notice thereof, of the issuance by the Commission or any Canadian Commission of any stop order, cease trading order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, Canadian Preliminary Prospectus, Amended Canadian Preliminary Prospectus, Canadian Final Prospectus, Canadian Prospectus or any Canadian Prospectus Amendment (as defined) of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission or a Canadian Commission for the amending or supplementing of the Registration Statement, Prospectus or Canadian Prospectus or for additional information; and,
(viii) in the event of the issuance of any stop order, cease trading order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, Canadian Preliminary Prospectus, Amended Canadian Preliminary Prospectus, Canadian Final Prospectus, Canadian Prospectus or any Canadian Prospectus Amendment (as defined) or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters and Sub-Underwriters with copies of the Prospectus in New York City and the Canadian Prospectus in both the English and French languages in Toronto and Montreal in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus or the Canadian Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus or Canadian Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or the Canadian Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or Canadian Prospectus or a supplement to the Prospectus or Canadian Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                  (d) If at any time it shall be necessary to amend or supplement the Canadian Prospectus (each such amendment or supplement, a "CANADIAN PROSPECTUS AMENDMENT") to comply with Section 4(c) or to otherwise comply with Canadian Securities Laws, the Company promptly will (i) prepare and file with each of the Canadian Commissions, an amendment or supplement in a form approved by you which will effect such compliance and file such Canadian Prospectus Amendment with the Canadian Commission in each of the Canadian Jurisdictions where such filing is required and (ii) supply such Canadian Prospectus Amendment to you in such quantities as you may reasonably request. The Company shall deliver to the Underwriters, concurrently with the delivery of any Canadian Prospectus Amendment, opinions similar to those referred to in Sections 7(l) and 7(m) with respect to such Canadian Prospectus Amendment, if a French language version of such Canadian Prospectus Amendment is required to be filed;

                  (e) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                  (f) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Subordinate Voting Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Subordinate Voting Shares or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent except for those Securities the sale of which by the Company is contemplated by the Prospectus and the Final Canadian Prospectus or securities issued as consideration in connection with strategic investments or acquisitions of businesses, technologies or products complementary to ours, in which the Company may otherwise engage, so long as the recipients of such securities agree to be bound by the restriction set forth in this representation for the remainder of the 180-day period;

                  (g) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

                  (h) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

                  (i) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                  (j) To use its best efforts to effect the listing of the Shares on The Toronto Stock Exchange (the "Exchange") and list for quotation the Shares on the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ");

                  (k) To cause the Canadian Telecommunications Arrangement to be established prior to the First Time of Delivery;

                  (l) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act; and

                  (m) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

         5. The Company and the Selling Shareholder covenant and agree with one another and with the several Underwriters that (a) the Company and the Selling Shareholder will pay or cause to be paid their respective pro rata share based on the proceeds received by the Company and the Selling Shareholder hereunder, as the case may be, of the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Canadian Preliminary Prospectus, the Amended Canadian Preliminary Prospectus, the Prospectus and the Canadian Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state, and any relevant foreign, securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey (iv) all fees and expenses in connection with listing the Shares on the Exchange and NASDAQ; and (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; and (b) the Company will pay or cause to be paid: (i) the cost of preparing stock certificates; (ii) the cost and charges of any transfer agents or registrars and
(iii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this
Section 5; and (c) the Selling Shareholder will pay or cause to be paid all costs and expenses incident to the performance of the Selling Shareholder's obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for the Selling Shareholder, and (ii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by the Selling Shareholder to the Underwriters hereunder. It is understood, however, that the Company shall bear, and the Selling Shareholder shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 7 and 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         6. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Shareholder herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholder shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) (1) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction; and (2) the Canadian Final Prospectus shall have been filed with each of the Canadian Commissions and receipts obtained therefor and, if the Company has elected to use the PREP Procedures in connection with the distribution of the Shares in Canada, the Canadian Prospectus shall have been filed with each of the Canadian Commissions within the applicable time period prescribed by and in accordance with Section 4(a) hereof, and all other steps or proceedings shall have been taken that may be necessary to enable the Shares to be lawfully distributed to the public in each of the Canadian Jurisdictions;

                  (b) (i) Latham & Watkins, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to the matters as you may reasonably request and (ii) Osler, Hoskin & Harcourt LLP, Canadian counsel for the Underwriters shall have furnished to you such written opinion or opinions, dated such Time of Delivery with respect to the matters as you may reasonably request, and each such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) (1) Cahill Gordon and Reindel, U.S. counsel for the Company, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) assuming due authorization by the Company, this Agreement has been duly executed and delivered by the Company, to the extent that execution and delivery are governed by New York law;

                  (ii) the statements under the caption "Description of Indebtedness" in the Prospectus, insofar as such statements constitute a summary of the documents referred to therein, fairly summarize in all material respects such documents;

                  (iii) the statements in the Prospectus under the caption "Material United States and Canadian Income Tax Considerations," to the extent they constitute matters of United States law or legal conclusions with respect thereto, have been prepared or reviewed by us and are correct in all material respects and fairly summarize the matters set forth therein;

                  (iv) the execution, delivery and performance by the Company of this Agreement, the issuance and sale by the Company of the Shares, the compliance by the Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby: (i) do not conflict with or violate any federal statute of the United States of America or any statute of the State of New York or any rule or regulation thereunder (provided that no opinion is expressed in this paragraph as to compliance with the Act, any state securities or blue sky laws or the Telecommunications Act of 1996, as amended, and the rules and regulations thereunder); or (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the indenture governing the Company's 12% Senior Notes due 2009, the indenture governing the Company's 12 1/2% Senior Notes due 2008, the indenture governing the Company's U.S. Dollar ___% Senior
                           Notes due 2008, the indenture governing the Company's Euro ___% Senior Notes due 2008, the agreement governing the Hibernia project financing
                           Facilities entered into by the Company, Goldman Sachs, DLJ, Credit Suisse First Boston, Toronto Dominion, Bank of Montreal and EDC (the "HIBERNIA FACILITIES");

                  (v) the Company is not and, after giving effect to the offering and sale of the Shares and the application of the net proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                  (vi) assuming the due authorization, execution and delivery of this Agreement by each party thereto, the Company has validly and irrevocably submitted to the jurisdiction of any United States or state court in the State of New York, County of New York, has expressly accepted the non-exclusive jurisdiction of any such court and has validly and irrevocably appointed CT Corporation System as its authorized agent in any suit or proceeding against them instituted by the Underwriters based on or arising under this Agreement;

                  (vii) each of Worldwide Fiber IC LLC, IC Fiber Alabama LLC, IC Fiber Illinois LLC, IC Fiber Iowa LLC, IC Fiber Kentucky LLC, IC Fiber Louisiana LLC, IC Fiber Mississippi LLC and IC Fiber Tennessee LLC (collectively, the "DELAWARE COMPANIES") has been duly organized as a Delaware limited liability Company, and is validly existing and in good standing under the laws of Delaware; there are no restrictions on the power and capacity of each of the Delaware Companies to own and lease property and assets and to carry on business; and

                  (viii) the Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

         The opinion of Cahill Gordon and Reindel described in Section 6(c)(1) above shall be rendered to you at the request of the Company and shall so state therein. In addition, such counsel shall state that it has participated in conferences, by person or by telephone, with officers and other representatives of the Company, with representatives of the chartered accountants for the Company and with representatives of the Underwriters and their counsel. At such meetings the contents of the Registration Statement and Prospectus and related matters were discussed among the parties present at such meetings. Although such counsel will not be passing upon and will not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus except as set forth in paragraphs (ii) and
(iii) above, such counsel shall advise the Underwriters that they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) (2) Farris, Vaughan, Wills & Murphy, counsel for the Company, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                      (i) each of the Canadian Companies is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation; each of the Canadian Companies has the corporate power and capacity to own and lease property and assets and to carry on business as described in the Prospectus and the Canadian Prospectus;

                      (ii) each of the Canadian Companies is qualified or registered to carry on business as an extra-provincial corporation in each jurisdiction in which it is required to be so qualified or registered;

                      (iii) the Company has authorized capital as set forth in the Prospectus and the Canadian Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly allotted and issued and are outstanding as fully paid and non-assessable; and the Shares conform to the description contained in the Canadian Prospectus;

                      (iv) there are no statutory rights, including pre-emptive or similar rights, to purchase or otherwise acquire shares or sell or otherwise transfer the share capital of the Company pursuant to any provision of the laws of Nova Scotia or the federal laws of Canada applicable therein or the Memorandum of Association or Articles of Association of the Company;

                      (v) all of the issued shares of each Canadian Company that is a subsidiary of the Company have been duly and validly authorized and issued and are outstanding as fully paid and non-assessable;

                      (vi) to the best of such counsel's knowledge and other than as set forth in the Prospectus and the Canadian Prospectus, there are no pending or threatened legal or governmental proceedings to which any of the Canadian Companies is a party which questions the validity of this Agreement or the Transfer Restriction Agreement or any action taken or to be taken pursuant hereto or thereto or, if determined adversely to any of the Canadian Companies, would individually or in the aggregate have a Material Adverse Effect;

                      (vii) the Company has the corporate power and capacity to enter into this Agreement and the Transfer Restriction Agreement and to carry out its obligations under this Agreement and the Transfer Restriction Agreement; the execution and delivery of this Agreement and the Transfer Restriction Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company;

                      (viii) each of this Agreement and the Transfer Restriction Agreement has been duly authorized, executed and delivered by the Company, and the Transfer Restriction Agreement is a valid and legally binding agreement, enforceable against the Company in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, transfer and other laws relating to or affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity);

                      (ix) WFH has the corporate power and capacity to enter into the Transfer Restriction Agreement and to carry out its obligations under the Transfer Restriction Agreement; the execution and delivery of the Transfer Restriction Agreement and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of WFH ;

                      (x) The Transfer Restriction Agreement has been duly authorized, executed and delivered by WFH, and the Transfer Restriction Agreement is a valid and legally binding agreement, enforceable against WFH in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, transfer and other laws relating to or affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity);

                      (xi) the execution and delivery by the Company of this Agreement and the Transfer Restriction Agreement, the issue and sale of the Shares being delivered at such Time of Delivery to be sold by the Company, the compliance by the Company with all of the provisions of this Agreement and the Transfer Restriction Agreement, the compliance by WFH with all of the provisions of the Transfer Restriction Agreement and the consummation of the transactions contemplated in this Agreement and the Transfer Restriction Agreement will not conflict with or result in a breach or violation, of the provisions of the Memorandum of Association or Articles of Association of the Company or any laws of the Province of British Columbia or Nova Scotia or the federal laws of Canada;

                      (xii) the statements set forth in the Prospectus and the Canadian Prospectus under the captions "Description of our Capital Stock" and "Description of Capital Stock and Share Capital Reorganization," insofar as they purport to constitute a summary of the terms of the Stock, fairly summarize in all material respects the attributes of such Stock, and the statements set forth under the captions "Regulation - Canada," "Shares Eligible for Future Sale - Canadian Resale Restrictions," "Risk Factors - Extensive Regulation - Canada," and "Enforceability of Civil Liabilities Against Foreign Persons," insofar as such disclosure describes or summarizes matters of Canadian law or constitutes conclusions of Canadian law, fairly summaries such matters or conclusions of law;

                      (xiii) the form of certificate for the Shares has been duly approved and adopted by the Company and complies with the provisions of the Companies Act (Nova Scotia) and the requirements of The Toronto Stock Exchange;

                      (xiv) The listing of the Shares on The Toronto Stock Exchange has been approved by such Exchange, subject only to the filing of documents and evidence of satisfactory distribution in accordance with the requirements of such Exchange on or before July 11, 2000.

                      (xv) the statements contained in the Prospectus and the Canadian Prospectus under the caption "Material United States and Canadian Income Tax Considerations - Certain Canadian Federal Income Tax Considerations" and, "Eligibility for Investment" fairly and accurately describe the principal Canadian federal income tax consequences under the INCOME TAX ACT (Canada);

                      (xvi) Montreal Trust Company of Canada at its principal stock and bond offices in Vancouver and Toronto and HSBC Bank USA have been duly appointed as the transfer agents and registrars for the Shares;

                      (xvii) the statements in the Canadian Prospectus under the heading "Purchasers' Statutory Rights" are correct insofar as such statements are, or refer to, statements of law or legal conclusions relating to the laws of the Canadian Jurisdictions;

                      (xviii) The Canadian Telecommunications Arrangement (as described in the Prospectus and the Canadian Prospectus) including the execution, delivery and performance of the Canadian Telecommunications Agreements by the parties thereto will not violate or conflict with any provisions of the Telecommunications Act or the Ownership Regulations, any applicable rule, regulation, judgment, order or decree of the Canadian Radio-television and Telecommunications Commission (the "CRTC") or Industry Canada or the articles or by-laws, or the Memorandum of Association or Articles of Association, as the case may be, of each of the parties thereto;

                      (xix) no filing, license, consent, permission, approval, authorization, or order of any court or governmental agency or body in Canada is required to be obtained by the Canadian Companies under the laws of the Provinces of British Columbia or Nova Scotia or the federal laws of Canada applicable therein, in connection with the execution, delivery and performance of this Agreement by the Company or to permit the issue, delivery and sale by the Company of the Shares, except such filings, licenses, consents, permissions, approvals, authorizations or orders that have been obtained;

                      (xx) No filing, license, consent, permission, approval, authorization, or order of any court or governmental agency of body in Canada is required to be obtained by any of the Canadian Companies from the CRTC or Industry Canada in connection with the Canadian Telecommunications Arrangement;

                      (xxi) the choice of law provisions set forth in Section 16 hereof, is legal, valid and binding under the laws of the Province of British Columbia and the federal laws of Canada applicable therein, provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and provided that such choice of law is not contrary to public policy, as that term is applied by the courts in the

         Province of British Columbia ("PUBLIC POLICY"); such counsel knows of no Public Policy reason why the courts in the Province of British Columbia (a "CANADIAN COURT") would not give effect to the choice of New York law as the proper law of this Agreement and if this Agreement is sought to be enforced in the Province of British Columbia in accordance with the laws applicable thereto as chosen by the parties, namely New York law, a Canadian Court would, subject to the foregoing, recognize the choice of New York law, and, upon appropriate evidence as to such law being adduced, apply such law; provided that none of the provisions of this Agreement, or of applicable New York law, are contrary to Public Policy or foreign revenue, expropriation or penal laws; provided, however, that, in matters of procedure, the laws of the Province of British Columbia will be applied and a Canadian Court will retain discretion to decline to hear such action if it is contrary to Public Policy for it to do so, or if it is not the proper forum to hear such an action, or if concurrent proceedings are being brought elsewhere;

                      (xxii) there are no reasons, to such counsel's knowledge, under the laws of the Province of British Columbia or the federal laws of Canada applicable therein or with respect to the application of New York law by a Canadian Court, why enforcement of this Agreement would be avoided on the grounds of Public Policy;

                      (xxiii) the Company has the legal capacity to sue and be sued in its own name under the laws of the Province of British Columbia and the federal laws of Canada applicable therein; the Company has the power to submit, and has irrevocably submitted, to the non-exclusive jurisdiction of the federal or state courts located in the Borough of Manhattan in The City of New York (a "NEW YORK COURT") and has validly and irrevocably appointed CT Corporation System as its authorized agent for the purpose described in Section 16 hereof; the Company has the power to submit, and has irrevocably submitted, to the non-exclusive jurisdiction of the New York Court and has validly and irrevocably appointed CT Corporation System as its authorized agent under the laws of the Province of British Columbia and the federal laws of Canada applicable therein; the irrevocable submission of the Company to the non-exclusive jurisdiction of the New York Court and the waivers by it of any immunity and any objection to the venue of the proceeding in a New York Court herein is legal, valid and binding under the laws of the Province of British Columbia and the federal laws of Canada applicable therein, and such counsel knows of no reason why a Canadian Court would not give effect to such submission and waivers; the irrevocable submission of the Company to the non-exclusive jurisdiction of the New York Court and the waivers by the Company of any immunity and any objection to the venue of the proceeding in a New York Court herein is legal, valid and binding under the laws of the Province of British Columbia and the federal laws of Canada applicable therein, and such counsel knows of no reason why a Canadian Court would not give effect to such submission and waivers;

                      (xxiv) service of process in the manner set forth in
         Section 16 hereof will be effective to confer valid personal jurisdiction over the Company under the laws of the Province of British Columbia and the federal laws of Canada applicable therein;

                      (xxv) a Canadian Court will recognize as valid and final, and will enforce, any final and conclusive judgment in personam, of any New York Court that is not impeachable as void or voidable under the internal laws of the State of New York for a sum certain in respect of the enforcement of the obligations of the Company under this Agreement, if (i) the court rendering such judgment had jurisdiction over the judgment debtor, as recognized by the Canadian Court (and submission by the Company in this Agreement to the jurisdiction of the New York Court, will be sufficient for this purpose), (ii) such judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with Public Policy, or contrary to any order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada), (iii) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws, (iv) the action to enforce such judgment is commenced within the applicable limitation period and (v) such counsel knows of no Public Policy reason for avoiding the recognition of judgments of a New York Court under this Agreement under the laws of the Province of British Columbia and the federal laws of Canada applicable therein;

                      (xxvi) all necessary documents have been filed, all requisite proceedings have been taken and all legal requirements have been fulfilled by the Company in order to qualify the Shares for distribution and sale to the public in each of the Canadian Jurisdictions by or through persons appropriately registered under the Canadian Securities Laws who have complied with all relevant provisions of such laws;

                      (xxvii) Except for withholding tax eligible on any amount paid or credited, or deemed to be paid or credited to a non-resident person as, on account or in lieu of payment of, or in satisfaction of a dividend, no stamp duty, registration or documentary taxes, duties or similar charges are payable to the Canadian government or to any political subdivision or taxing authority thereof or therein in connection with (A) the issuance, sale and delivery by the Company and the Selling Shareholder to or for the respective accounts of the Underwriters of the Shares or (B) the sale and delivery outside Canada by the Underwriters of the Shares to the initial purchasers thereof in the manner contemplated in this Agreement, no withholding tax will be payable by or on behalf of the Underwriters to the Canadian government or to any political subdivision or taxing authority thereof or therein in connection with (A) the issuance, sale and delivery by the Company and the Selling Shareholder to or for the respective accounts of the Underwriters of the Shares, (B) the sale and delivery outside Canada by the Underwriters of the Shares to the initial purchasers thereof in the manner contemplated in this Agreement; or (C) the payment or crediting by the Company or the Selling Shareholder of any commission or fee to or for the respective account of any Underwriter who is not resident in Canada, provided that commission or fee is payable in respect of services rendered by such Underwriter outside of Canada.

                      (xxviii) No goods and services tax imposed under the federal laws of Canada will be collectible by an Underwriter in respect of the payment or crediting of any discount, commission or fee as contemplated by this Agreement to any Underwriters, provided that any such discount, commission or fee is payable in respect of services performed by such Underwriter wholly outside of Canada;

                      (xxix) (a) Urbanlink is eligible to operate as a telecommunications common carrier in Canada, as defined under and in accordance with the Telecommunications Act (Canada) (the "Telecommunications Act") and the Canadian Telecommunications Common Carrier Ownership and Control Regulations (the "OWNERSHIP Regulations"); (b) none of the Canadian Companies violates the prohibition contained in subsection 16(4) of the Telecommunications Act against operating in Canada as a telecommunications common carrier when ineligible to do so; (c) control of Urbanlink is not exercised by any person(s) that is (are) not Canadian, in accordance with the meanings ascribed to the term "control" under the Telecommunications Act and the term "Canadian" under the Ownership Regulations; and (d) none of the Canadian Companies is in violation of any judgment, decree, order, writ, law, statute, rule or regulation rendered or enacted in Canada respecting telecommunications and the regulation within Canada of telecommunications common carriers, as defined in the Telecommunications Act, applicable to any of the Canadian Companies, or any interpretation or policy relating thereto known to such counsel to be applicable to them;

                      (xxx) after giving effect to the performance by the Company of its obligations under this Agreement at such Time of
         Delivery:

                            (a) not less than eighty percent of the members of
                      the board of directors of Urbanlink are individual Canadians, as defined under the Ownership Regulations;

                            (b) Canadians, as defined under the Ownership
                      Regulations beneficially own, directly or indirectly, in the aggregate and otherwise than by way of security only, at least 80% of the issued and outstanding voting shares, as defined under the Ownership Regulations, of Urbanlink;

                            (c) Carrier Holdco, in respect of its ownership of
                      and control over Urbanlink, is a carrier holding corporation, as defined under the Ownership Regulations; and

                            (d) Carrier Holdco is a carrier holding corporation
                      that is a qualified corporation, as defined under the Ownership Regulations;

                            (e) no notices, reports or other filings are
                      required to be made by any of the Canadian Companies, either prior to or immediately after giving effect to the performance by the Company of its obligations under this Agreement at such Time of Delivery, with, nor are any consents, registrations, applications, approvals, permits, licenses or authorizations required to be obtained by any of the Canadian Companies from the CRTC or Industry Canada pursuant to Canadian telecommunications law in connection with the performance by the Company of its obligations under this Agreement at such Time of Delivery;

                            (f) to the knowledge of such counsel, and except as
                      described in the Prospectus and the Canadian Prospectus, no litigation, regulatory proceeding or investigation is pending against the Canadian Companies in connection with the requirements of Canadian telecommunications law existing at such Time of Delivery; and

                            (g) with the exception of Urbanlink, no other
                      Canadian Company operates in Canada as a telecommunications common carrier as that term is defined in the Telecommunications Act.

         Such counsel shall also confirm the accuracy of the statements set forth under the heading "Eligibility for Investment" in the Canadian Prospectus.

         Such counsel shall also confirm that at the date of the Registration Statement, Prospectus and Canadian Prospectus and at such Time of Delivery that no facts have come to their attention in the course of their review that lead them to believe that the Registration

Statement, Prospectus and Canadian Prospectus contained or contains any untrue statement of a material fact, or omitted or omits to state a material fact necessary to make a statement therein not misleading in light of the circumstances under which it was made, within the meaning of the Securities Act (British Columbia).

         The opinion of Farris, Vaughan, Wills & Murphy described in Section 6(c)(2) above (i) shall be rendered to you at the request of the Company and shall so state therein, (ii) as to matters of Alberta law, will rely upon the opinion of the Company's Alberta Counsel, McLennan Ross, (iii) as to matters of Nova Scotia law, will rely upon the opinion of Stewart McKelvey Stirling Scales
(iv) as to matters of law in the other Canadian Jurisdictions, other than British Columbia, will rely upon counsel of good standing whom they believe to be reliable and who are acceptable to you; and (v) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

         (c) (3) Beckley, Singleton, Jemison, Cobeaga & List, Chtd., special Nevada counsel for the Company, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you to the effect that:

                      (i) each of PFL Holdings, Inc., Worldwide Fiber (USA), Inc., Ledcor Communications, Inc., Worldwide Fiber IC Holdings, Inc. (fka Worldwide Fiberlink, Inc.), Worldwide Fiber Networks, Inc. (fka Pacific Fiber Link POR-SAC, Inc.), Pacific Fiber Link Sea-Por, Inc., Worldwide Fiber Network Services, Inc., WFI Fiber Inc. and Worldwide Fiber (F.O.T.S.), Inc. (collectively, the "NEVADA SUBSIDIARIES") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties;

                      (ii) each of the Nevada Subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                      (iii) all of the outstanding shares of capital stock of each of the Nevada Subsidiaries has been duly authorized and validly issued and is fully paid and non-assessable, and are owned by the Company, free and clear of any Lien;

                      (iv) the execution, delivery, and performance of this Agreement will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the Articles or Bylaws of any of the Nevada Subsidiaries, or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Nevada Subsidiaries, taken as a whole, to which any of the Nevada Subsidiaries is a party or by which any of the Nevada Subsidiaries is bound; violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over any of the Nevada Subsidiaries or their respective property; result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which any of the Nevada Subsidiaries or their respective property is bound; or result in the termination, suspension or revocation of any Authorization of any of the Nevada Subsidiaries or result in any other impairment of the rights of the holder of such Authorization; and

                      (v) there are no known legal or governmental proceedings pending or threatened to which any of the Nevada Subsidiaries is or could be a party or to which any of their property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

         The opinion of Beckley, Singleton, Jemison, Cobeaga & List, Chtd. described in Section 6(c)(3) above shall be rendered to you at the request of the Company and shall so state therein.

         (c) (4) Wiley Rein & Fielding, special regulatory counsel for the Company, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you to the effect that the statements, with respect to federal communications law, under the captions "Regulation--United States," and "Risk Factors--Extensive Regulation--United States" in the Prospectus, insofar as such statements as a whole constitute a summary of the legal matters, documents and proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings. The opinion of Wiley Rein & Fielding described in this Section 6(c)(4) shall be rendered to you at the request of the Company and shall so state therein.

         (c) (5) Bird & Bird, special regulatory counsel for the Company, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that the statements, with respect to European regulatory matters, under the captions "Regulation--European Union" and "Risk Factors--Extensive Regulation" (to the extent such section deals with European Regulatory matters) in the Prospectus insofar as such statements as a whole constitute a summary of the legal matters, documents and proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings. The opinion of Bird & Bird described in this Section 6(c)(5) shall be rendered to you at the request of the company and shall so state therein.

                      (d) The counsel for the Selling Shareholder, as indicated in Schedule E hereto, shall have furnished to you their written opinion with respect to the Selling Shareholder dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                      (i) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder; and the sale of the Shares to be sold by the Selling Shareholder hereunder and the compliance by the Selling Shareholder with all of the provisions of this Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any agreement which the Selling Shareholder has represented to such counsel as material to the Selling Shareholder, all of which are listed on a schedule to the opinion of such counsel, nor will such action result in any violation of the provisions of the Partnership Agreement of the Selling Shareholder or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property of the Selling Shareholder;

                      (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by the Selling Shareholder hereunder, except [name any such consent, approval, authorization or order] which [has] [have] been duly obtained and [is] [are] in full force and effect, such as have been obtained under the Act and the Canadian Securities Laws in connection with the purchase and distribution of such Shares by the Underwriters;

                      (iv) Immediately prior to such Time of Delivery, the Selling Shareholder had full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by the Selling Shareholder hereunder; and

                      (v) There are no reasons, to such counsel's knowledge, under the laws of the Province of Alberta, or the federal laws of Canada applicable therein or with respect to the application of New York law by a Canadian Court, why enforcement of this Agreement would be avoided on the grounds of Public Policy.

         In rendering the opinion in paragraph (iv), such counsel may rely upon a certificate of the Selling Shareholder in respect of matters of fact as to ownership of the Shares sold by the Selling Shareholder, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate;

                      (e) On the date of the Prospectus and the Canadian Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers LLP and Deloitte & Touche LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, Prospectus and Canadian Prospectus;

                      (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus and the Canadian Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and the Canadian Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus and the Canadian Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the

Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus and the Canadian Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus and the Canadian Prospectus;

                      (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

                      (h) On or after the date hereof there shall not have occurred any of the following: (i) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, The Toronto Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (ii) the suspension or material limitation of trading of any securities of the Company on any exchange or in the over-the-counter market, (iii) the declaration of a banking moratorium by either federal or New York State authorities or authorities in Canada or any province thereof, (iv) a change or development involving a prospective change in taxation affecting the Company, the Shares or the transfer thereof or the imposition of exchange controls by the United States or Canada, (v) the outbreak or escalation of hostilities involving the United States or Canada or the declaration by the United States or Canada of a national emergency or war, if the effect of any such event specified in this clause (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus, (vi) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States or Canada or elsewhere which, in the judgment of the Representatives would materially and adversely affect the financial markets or the market for the Shares and other equity securities, (vii) the enactment, publication, decree or other promulgation of any federal, state, provincial or municipal statute, regulation, rule or order of any court or other governmental authority which in the judgment of the Representatives materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or (viii) the taking of any action by any federal, state, provincial, municipal or local government or agency in respect of its monetary or fiscal affairs which in the judgment of the Representatives has a material adverse effect on the financial markets in the United States or Canada.

                      (i) The Shares at such Time of Delivery shall have been conditionally approved for listing on the Exchange, subject to the Company fulfilling all of the requirements of the Exchange, and shall be listed for quotation on NASDAQ;

                      (j) the Canadian Telecommunications Arrangement shall have been established and the Canadian Telecommunications Agreements shall have been executed and delivered by each of the parties thereto;

                      (k) The Company has obtained and delivered to the Underwriters executed copies of an agreement from each of the parties listed on Schedule G hereto agreeing not to sell, transfer of hypothecate their Shares for a set period of time in form and substance satisfactory to you;

                      (l) The Company shall have complied with the provisions of
Section 4(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

                      (m) PricewaterhouseCoopers LLP shall have furnished to the Underwriters an opinion, dated the respective dates of the documents enumerated below, in form and substance satisfactory to the Underwriters that the French language versions of the pro forma financial statements and notes to such statements, the historical financial statements and notes to such statements and the related auditors' reports on such statements, the Management's Discussion and Analysis of Financial Condition and Results of Operations and the tables of financial and accounting information and notes thereto (collectively, the "Financial Information") contained in each of the Canadian Preliminary Prospectus, the Amended Canadian Preliminary Prospectus, the Canadian Final Prospectus and the Canadian Prospectus are in all material respects a complete and proper translation of the English language versions thereof.

                      (n) Lafleur, Brown, Quebec counsel to the Company, shall have furnished to the Underwriters an opinion, in form and substance satisfactory to the Underwriters, dated the respective dates of the documents enumerated below, that, except for the Financial Information as to which they need express no opinion, the French language version of each of the Canadian Preliminary Prospectus, the Amended Canadian Preliminary Prospectus, the Canadian Final Prospectus and the Canadian Prospectus is in all material respects a complete and proper translation of the English language version thereof and that such version is not susceptible of any materially different interpretation with respect to any matter contained therein; and that all laws relating to the use of the French language will have been complied with in connection with the offer and sale of the Shares in the Province of Quebec.

                      (o) On or prior to such Time of Delivery, the Transfer Restriction Agreement, in form and substance satisfactory to the Underwriters and their counsel, shall have been executed and delivered to you by the parties thereto.

                      (p) The Company and the Selling Shareholder shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Shareholder, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Shareholder, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Shareholder of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section.

         7. (a) The Company and the Selling Shareholder, jointly and severally, will indemnify and hold harmless each Underwriter and Sub-Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter and Sub-Underwriter may become subject, under the Act, the Canadian Securities Laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any misrepresentation or alleged misrepresentation (as defined in the Canadian Securities Laws) contained in the Canadian Preliminary Prospectus, the Amended Canadian Preliminary Prospectus, the Canadian Final Prospectus, the Canadian Prospectus, any Canadian Prospectus Amendment, or any untrue, false or misleading statement therein, or any omission or alleged omission to state therein any material fact or information required to be stated therein or necessary to make any of the statements therein not misleading in light of the circumstances in which they were made, and will reimburse each Underwriter and Sub-Underwriter for any legal or other expenses reasonably incurred by such Underwriter and Sub-Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company and the Selling Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus or any such amendment or supplement, the Canadian Preliminary Prospectus, the Amended Canadian Preliminary Prospectus, the Canadian Final Prospectus, the Canadian Prospectus or any Canadian Prospectus Amendment, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. or DLJ expressly for use therein; PROVIDED, FURTHER, that the Selling Shareholder will not be liable for any amounts pursuant to this Section 7(a) in excess of the total proceeds to the Selling Shareholder from the sale of the Shares.

             (b) Each Underwriter and Sub-Underwriter will indemnify and hold harmless the Company and the Selling Shareholder against any losses, claims, damages or liabilities to which the Company or the Selling Shareholder may become subject, under the Act, the Canadian Securities Laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, the Canadian Preliminary Prospectus, the Amended Canadian Preliminary Prospectus, the Canadian Final Prospectus, the Canadian Prospectus or any Canadian Prospectus Amendment or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement, the Canadian Preliminary Prospectus, the Amended Canadian Preliminary Prospectus, the Canadian Final Prospectus, the Canadian Prospectus or any Canadian Prospectus Amendment in reliance upon and in conformity with written information furnished to the Company by such Underwriter or Sub-Underwriter through Goldman, Sachs & Co. or DLJ expressly for use therein; and will reimburse the Company and the Selling Shareholder for any legal or other expenses reasonably incurred by the Company or the Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred.

             (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. No Indemnifying Party shall be required to indemnify an Indemnified Party for any amount paid or payable by such Indemnified Party in the settlement of any action, proceeding or investigation without the written consent of such Indemnifying Party, with consent which shall not be unreasonably withheld.

         (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters and Sub-Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters and Sub-Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters and the Sub-Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriters and the Sub-Underwriters, in each case as set forth in the table on the cover page of the Prospectus and the Canadian Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder on the one hand or the Underwriters and Sub-Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholder and the Underwriters and Sub-Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by PRO RATA allocation (even if the Underwriters and Sub-Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter or Sub-Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter or Sub-Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' and Sub-Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

             (e) The obligations of the Company and the Selling Shareholder under this Section 7 shall be in addition to any liability which the Company and the Selling Shareholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or Sub-Underwriter within the meaning of the Act; and the obligations of the Underwriters and Sub-Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters and Sub-Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company or the Selling Shareholder within the meaning of the Act.

         8. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Shareholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholder that you have so arranged for the purchase of such Shares, or the Company and the Selling Shareholder notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Shareholder shall have the right to postpone a Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Prospectus or the Canadian Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement, the Prospectus or the Canadian Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

             (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and the Selling Shareholder shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

             (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Shareholder shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholder, except for the expenses to be borne by the Company and the Selling Shareholder and the Underwriters as provided in Section 5 hereof and the indemnity and contribution agreements in
Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         9. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholder and the several Underwriters and Sub-Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or Sub-Underwriter or any controlling person of any Underwriter or Sub-Underwriter, or the Company, or the Selling Shareholder, or any officer or director or controlling person of the Company, or any controlling person of the Selling Shareholder, and shall survive delivery of and payment for the Shares.

         Anything herein to the contrary notwithstanding, the indemnity agreement of the Company in subsection (a) of Section 7 hereof, the representations and warranties in subsections (a)(ii) and (a)(iii) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company pursuant to Section 6 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter or Sub-Underwriter who is a director, officer or controlling person of the Company when the Registration Statement has become effective or who, with his or her consent, is named in the Registration Statement as about to become a director of the Company, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the

Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         10. If this Agreement shall be terminated pursuant to Section 8 hereof, neither the Company nor the Selling Shareholder shall then be under any liability to any Underwriter or Sub-Underwriter except as provided in Sections 5 and 7 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company and the Selling Shareholder as provided herein, the Company and the Selling Shareholder pro rata (based on the number of Shares to be sold by the Company and Selling Shareholder hereunder) will reimburse the Underwriters and Sub-Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters and Sub-Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Shareholder shall then be under no further liability to any Underwriter or Sub-Underwriter in respect of the Shares not so delivered except as provided in Sections 5 and 7 hereof.

         11. In all dealings hereunder, you shall act on behalf of each of the Underwriters and Sub-Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter or Sub-Underwriter made or given by you jointly or by Goldman, Sachs & Co. and DLJ on behalf of you as the representatives.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters or the Sub-Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 32 Old Slip, 21st Floor, New York, New York 10005, Attention: Registration Department; if to the Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for the Selling Shareholder at its address set forth in Schedule E hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
Secretary; provided, however, that any notice to an Underwriter or its Sub-Underwriter affiliate pursuant to Section 7(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter or its Sub-Underwriter affiliate at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Shareholder by you on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         12. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Sub-Underwriters, the Company and the Selling Shareholder and, to the extent provided in Sections 7 and 9 hereof, the officers and directors of the Company and each person who controls the Company, the Selling Shareholder or any Underwriter or Sub-Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter or Sub-Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         13. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         15. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         16. The Company and its subsidiaries agree that any suit, action or proceeding against them brought by any Underwriter or Sub-Underwriter, the directors, officers, employees and agents of any Underwriter, or by any person who controls any Underwriter or Sub-Underwriter, arising out of or based upon this Agreement or the transactions contemplated hereby, may be instituted in any State or Federal court in The City of New York, and waive any objection which they may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submit to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. Each of the Company and the Selling Shareholder has appointed CT Corporation System as its authorized agent (the "AUTHORIZED AGENT") upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein that may be instituted in any State or Federal court in The City of New York, by any Underwriter or Sub-Underwriter, the directors, officers, employees and agents of any Underwriter or Sub-Underwriter, or by any person, if any, who controls any Underwriter or Sub-Underwriter, and expressly accept the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. Each of the Company and the Selling Shareholder hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and each of the Company and the Selling Shareholder agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company or the Selling Shareholder, as the case may be. Notwithstanding the foregoing, any action arising out of or based upon this Agreement may be instituted by any Underwriter or Sub-Underwriter, the directors, officers, employees and agents of any Underwriter or Sub-Underwriter, or by any person who controls any Underwriter or Sub-Underwriter, in any court of competent jurisdiction in Canada.

         If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and each of the Representatives plus one for each counsel, if any counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters and the Sub-Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Sub-Underwriters, the Company and the Selling Shareholder. It is understood that your acceptance of this letter on behalf of each of the Underwriters and the Sub-Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Shareholder for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                  Very truly yours,

                                  360NETWORKS INC.

                                  By:
                                      -----------------------------------
                                           Name:
                                           Title:

                                  LEDCOR LIMITED PARTNERSHIP

                                  By:
                                      -----------------------------------
                                           Name:
                                           Title:


Accepted as of the date hereof:
Goldman, Sachs & Co.,
Donaldson, Lufkin & Jenrette Securities Corporation
Credit Suisse First Boston Securities Corporation,
TD Securities Inc.,
Bear, Stearns & Co. Inc.,
BMO Nesbitt Burns Inc.,
Morgan Stanley & Co. Incorporated,
Chase Securities Inc.,
RBC Dominion Securities Inc.
Warburg Dillon Read LLC.



BY:
     ---------------------------------------------
         (Goldman, Sachs & Co.)



BY:
     ---------------------------------------------
(Donaldson, Lufkin & Jenrette Securities Corporation)


On behalf of each of the Underwriters and Sub-Underwriters

                                   SCHEDULE A

                                                                                                NUMBER OF OPTIONAL
                                                                                                   SHARES TO BE
                                                                            TOTAL NUMBER OF        PURCHASED IF
                                                                              FIRM SHARES         MAXIMUM OPTION
                              UNDERWRITER                                   TO BE PURCHASED          EXERCISED
                              -----------                                   ---------------     ------------------
Goldman, Sachs & Co.................................................
Donaldson, Lufkin & Jenrette Securities Corporation.................
Credit Suisse First Boston Corporation..............................
TD Securities Inc...................................................
Bear, Stearns & Co. Inc.............................................
BMO Nesbitt Burns Inc...............................................
Morgan Stanley & Co. Incorporated...................................
Chase Securities Inc................................................
RBC Dominion Securities Inc.........................................
Warburg Dillon Read LLC.............................................

                                                                            ---------------     ------------------
Total...............................................................          46,000,000             6,900,000
                                                                            ===============     ==================
                            SUB-UNDERWRITERS
                            ----------------


Goldman Sachs Canada Inc.
Credit Suisse First Boston Securities Canada Inc.
Morgan Stanley Canada Limited
Bunting Warburg Dillon Read Inc.

                                   SCHEDULE B
                                   ----------

                                  SUBSIDIARIES

Ledcom Holdings Ltd.
Ledcor Communications Ltd.
Ledcor Cayer Inc.
Ledcor Engineering Inc.
Worldwide Fiber Finance Ltd.
Worldwide Fiber Networks Ltd.
Worldwide Fiber (F.O.T.S.) Ltd.
Worldwide Fiber (F.O.T.S.) No. 2, Inc.
WFI-CN Fibre Inc.
Worldwide Fiber Comuncations Ltd.
Worldwide Fiber (F.O.T.S.) No. 3, Ltd.
WFNS Holdings Ltd.
Worldwide Fiber Network Services Ltd.
Ledcor Communications, Inc.
Worldwide Fiber (USA), Inc.
Worldwide Fiber Networks, Inc.
Worldwide Fiber (F.O.T.S.), Inc.
Worldwide Fiber IC Holdings, Inc.
Worldwide Fiber IC LLC
IC Fiber Alabama LLC
IC Fiber Illinois LLC
IC Fiber Iowa LLC
IC Fiber Kentucky LLC
IC Fiber Mississippi LLC
IC Fiber Tennessee LLC
PFL Holdings, Inc.
Pacific Fiber Link SEA-POR, Inc.
Worldwide Fiber Network Services, Inc.
WFI Liquidity Management Hungary Limited Liability Company
WFI Urbanlink Ltd.
WFI Fiber Inc.
Worldwide Fiber Networks (UK) Limited
360 Urbanlink Ltd.
Urbanlink Holdings Ltd.
Urbanlink Equipment Ltd.
WFI Metrobuild Ltd.
Worldwide Telecom (Bermuda) Holdings Ltd.
Worldwide Telecom Limited
Worldwide Telecom (Bermuda) Ltd.
Worldwide Telecom (Barbados) Inc.
Worldwide Telecom (Denmark) ApS
Worldwide Telecom (Canada) Inc.
Worldwide Telecom (USA) Inc.
WTI Telecom (Ireland) Limited
WTI Telecom (UK) Limited
Worldwide Telecom Distribution (USA) Inc.

WTI Telecom Distribution (UK) Limited
360pacific (Bermuda) holdings ltd.
360pacific (Bermuda) ltd.
Threesixty pacific (Barbados) inc.
360pacific (USA) inc.

                                   SCHEDULE C

                              MATERIAL SUBSIDIARIES

Ledcom Holdings Ltd.
Ledcor Communications Ltd.
Ledcor Cayer Inc.
Worldwide Fiber Finance Ltd.
Worldwide Fiber Networks Ltd.
Worldwide Fiber (F.O.T.S.) Ltd.
Worldwide Fiber (F.O.T.S.) No. 2, Inc.
WFI-CN Fibre Inc.
Worldwide Fiber Comuncations Ltd.
Worldwide Fiber (F.O.T.S.) No. 3, Ltd.
WFNS Holdings Ltd.
Worldwide Fiber Network Services Ltd.
Ledcor Communications, Inc.
Worldwide Fiber (USA), Inc.
Worldwide Fiber Networks, Inc.
Worldwide Fiber (F.O.T.S.), Inc.
Worldwide Fiber IC Holdings, Inc.
Worldwide Fiber IC LLC
IC Fiber Alabama LLC
IC Fiber Illinois LLC
IC Fiber Iowa LLC
IC Fiber Kentucky LLC
IC Fiber Mississippi LLC
IC Fiber Tennessee LLC
Worldwide Fiber Network Services, Inc.
WFI Liquidity Management Hungary Limited Liability Company
WFI Urbanlink Ltd.
WFI Fiber Inc.
Worldwide Fiber Networks (UK) Limited
360 Urbanlink Ltd.
Urbanlink Holdings Ltd.
Urbanlink Equipment Ltd.
WFI Metrobuild Ltd.
Worldwide Telecom (Bermuda) Holdings Ltd.
Worldwide Telecom Limited
Worldwide Telecom (Bermuda) Ltd.
Worldwide Telecom (Barbados) Inc.
Worldwide Telecom (Danmark) ApS
Worldwide Telecom (Canada) Inc.
Worldwide Telecom (USA) Inc.
WTI Telecom (Ireland) Limited
WTI Telecom (UK) Limited
Worldwide Telecom Distribution (USA) Inc.
WTI Telecom Distribution (UK) Limited
Threesixty pacific (Barbados) inc.

                                   SCHEDULE D

                               CANADIAN COMPANIES


Ledcom Holdings Ltd.
Ledcor Communications Ltd.
Ledcor Cayer Inc.
Ledcor Engineering Inc.
Worldwide Fiber Finance Ltd.
Worldwide Fiber Networks Ltd.
Worldwide Fiber (F.O.T.S.) Ltd.
Worldwide Fiber (F.O.T.S.) No. 2, Inc.
WFI-CN Fibre Inc.
Worldwide Fiber Comuncations Ltd.
Worldwide Fiber (F.O.T.S.) No. 3, Ltd.
WFNS Holdings Ltd.
Worldwide Fiber Network Services Ltd.
WFI Urbanlink Ltd.
360 Urbanlink Ltd.
Urbanlink Holdings Ltd.
Urbanlink Equipment Ltd.
WFI Metrobuild Ltd.
Worldwide Telecom (Canada) Inc.

                                   SCHEDULE E

                                                                                                  NUMBER OF OPTIONAL
                                                                                                     SHARES TO BE
                                                                            TOTAL NUMBER OF            SOLD IF
                                                                              FIRM SHARES           MAXIMUM OPTION
                                                                               TO BE SOLD             EXERCISED
                                                                            ---------------       ------------------
The Company........................................................            44,625,000                 6,941,250

     The Selling Shareholder (a):...................................            1,650,000                      0













                                                                                 -----------             ----------
         Total.....................................................              46,275,000               6,900,000
                                                                                 ===========             ==========

----------
(a)    The Selling Shareholder is represented by McLennan Ross.

                                   SCHEDULE F

                             (subject to completion)

DLJ Merchant Banking Partners II L.P.
DWF SRL
GS Capital Partners III, L.P.
GSCP3 WWF (Barbados) SRL
WWF (Barbados) SRL
Providence Equity Fiber, L.P.
TYCO Group S.A.R.L.
Mackenzie Partners, LLC
Ledcor Inc.

Boston Ventures Limited Partnership V
TD Capital Group Limited
Kelso Investment
Associates VI, L.P.
KEP VI, L.L.C.
Capital Communications CDPQ, Inc.
Providence Equity Partners III, L.P.
Providence Equity Operating Partners III, L.P.
Spectrum Equity Investors III, L.P.
Spectrum Entrepreneurs' Fund, L.P.
Spectrum III Investment Managers' Fund, L.P.
Sandler Capital Partners IV, L.P.
Sandler Capital Partners IV FTE, L.P.
Ontario Municipal Employees Retirement Board
Nautilus Equity Investors, LLC
IHI Hydro, Inc.

the Directors of the Company:
     Greg Maffei
     David Lede
     Clifford Lede
     Larry Olsen
     Ron Stevenson
     Glenn Creamer
     Claude Mongeau
     Andrew Rush
     Gene Sykes
     James Voelker

the Vice Presidents of the Company:
     Steven Stowe
     Lionel Desmarais
     David Love
     William Sumner
     Joel Allen
     Stephen Baker
     Ashwin Chitamun

     Jayne Hart
     Michael Leitner
     Scott Lyons
     Catherine McEachern
     Bruce Tinney
     William Walls
     Vanessa Wittman
     Bernie Stene
     Brian Johnson
     David Brierley
     Derek Gill
     Dawn Breen
     Ed Remingon
     Gary Anderson
     George Hoar
     George Parker
     Herb Heise
     Jayne Hart
     Jerry Tharp
     Jim Cox
     John Shaban
     Patrick Summers
     Robert Cayer
     Scott Vallentine
     Steve Lake

Ledcor Limited Partnership
Worldwide Fiber Holdings Ltd.
Madison Square, Inc.

Comcast TSIX Holding, Inc.  (shares from Comcast Corporation)
Liberty WF Holdings LLC
RLM Holdings, LLC
MSD Capital L.P.
MSD Select Sponsors Venture I, LLC
MSD Portfolio L.P. - Investments
DBV Investments, L.P.
MSD ED I, LLC
Susan L. Dell Separate Property Trust
Shaw Communications Inc.
Oak Investment Partners IX
an affiliate of Denis O'Brien, Jr.
Kleiner Perkins Caufield & Byers
InterNAP Network Services Corporation
divine interVentures, inc.
Dr. Nathan Myhrvold
GT Group Telecom Services

[PSINet Strategic Investments, Inc.]
[America On Line]
[News Corp]
[an affiliate of Thomas Kwok]
[Singapore Telecommunications Limited]

Canadian National Railway Company
MI-Tech Communications, LLC
William Blair & Company,

Ramsey Bierne,